[The American Funds Group(R)]

The Tax-Exempt Fund of California

Digging for Gems in the Golden State

[Four Photos overlapping outline of California:  Photo 1 - California Poppy; 2
- Golden Gate Bridge; 3 - Surfer; 4 - Field]

Annual Report for the year ended August 31, 1998

The Tax-Exempt Fund of California(SM)

SEEKS A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL AND CALIFORNIA INCOME TAXES, WITH THE ADDITIONAL OBJECTIVE OF PRESERVATION OF CAPITAL.

The Tax-Exempt Fund of California is one of the 28 mutual funds in The American Funds Group (R), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the average annual compound returns over various periods with all distributions reinvested, assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

Average Annual Compound Returns

for periods ended        8/31/98                  9/30/98

                         (fiscal year-end)        (latest calendar quarter)

Ten Years                +7.42%                   +7.35%

Five Years               +5.07                    +5.10

One Year                 +2.85                    +2.89


The fund's 30-day yield as of September 30, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 3.89%. The fund's distribution rate as of that date was 4.45%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

$24,591/1/
Lehman Brothers
Municipal Bond Index

$22,754/2/
The fund at net asset value
(not including sales charge)

$22,642/3/
Lipper California
Municipal Debt Funds Average

$21,672/4/
The fund at maximum
offering price

[begin mountain chart]

Year          The fund at        The fund at      Lehman          Lipper
              maximum            net asset        Brothers        California
              offering           value (not       Municipal       Municipal
              price              including        Bond Index      Debt Funds
                                 sales            /1/             Average /3/
                                 charge)

10/28/86      9,525              10,000           10,000          10,000

1987 /#/      9,562              10,039           10,260          10,010

1988          10,089             10,593           10,966          10,634

1989          11,140             11,696           12,170          11,813

1990          11,581             12,159           12,951          12,399

1991          12,919             13,564           14,478          13,787

1992          14,258             14,970           16,095          15,222

1993          16,123             16,928           18,059          17,128

1994          16,144             16,950           18,084          16,899

1995          17,461             18,333           19,687          18,107

1996          18,447             19,368           20,718          19,122

1997          20,070             21,072           22,634          20,847

1998          21,672 /4/         22,754 /2/       24,591          22,642

[end mountain chart]

Year ended August 31

/1/ With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

/2/ Includes reinvested dividends of $9,883 and reinvested capital gain distributions of $278.

/3/ With all distributions reinvested. The average does not reflect sales charges.

/4/ Includes reinvested dividends of $9,412 and reinvested capital gain distributions of $265. The net amount invested was $9,525.

/#/ For the period October 28, 1986 through August 31, 1987.

Past results are not predictive of future results.

Investment Highlights

through August 31, 1998

12-month total return                                     +8.0%*

(income plus capital changes, with distributions reinvested)

Tax-free distribution rate for August                     4.5%

 (income return only, reflecting maximum sales charge)

Taxable equivalent distribution rate                      8.2%

(for August, assuming a 45.2% maximum combined

state and federal tax rate)

SEC 30-day yield as of August 31                          4.0%

 (reflecting maximum sales charge)

*Does not include the 4.75% sales charge.

For current yield information, please call toll-free: 800/421-0180.


FELLOW SHAREHOLDERS:

We are pleased to report that The Tax-Exempt Fund of California delivered a solid total return for the fiscal year ended August 31, 1998, while continuing to provide generous income free of federal and state income taxes. The value of your holdings rose 8.0% if, like most shareholders, you reinvested your dividends totaling 80 cents a share and your per-share capital gain of 8.4 cents. This was above your fund's lifetime average annual return of 7.2%.

However, The Tax-Exempt Fund of California's 8.0% return lagged other funds in its investment universe over the past 12 months. The Lipper California Municipal Debt Funds Average posted an 8.5% increase. The Tax-Exempt Fund of California also trailed the 8.6% increase of the unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade municipal market and includes no expenses.

Shareholders who took dividends in cash had an income return of 4.9%, free of both state and federal taxes, and saw the value of their investments increase 2.9%. Taxpayers in the maximum 45.2% combined federal and state tax bracket would have had to earn an 8.9% yield in taxable investment income to match their income return from the fund.

In December the fund expects to pay a taxable capital gain distribution of about 24 cents a share. Capital gain distributions are unusual for the fund but do happen from time to time. This year the amount is higher than typical because interest rates are now lower than at any other time in the lifetime of the fund. Thus, virtually any bond sold resulted in a gain.

THE YEAR IN REVIEW

Although bond prices were rising as the fiscal year began, we decided to guard against a possible reversal of the trend and concentrated on bonds with shorter maturities. The shorter a bond's maturity, the less its price normally fluctuates. This strategy served us well when interest rates were climbing, but as rates fell dramatically, funds that concentrated on bonds with longer maturities did somewhat better.

Events at home and abroad bolstered much of the U.S. bond market and pushed interest rates down. Economic growth continued to be strong while unemployment declined and inflation remained in check. Additionally, a turbulent U.S. stock market and financial tremors in Asia, Latin America and Russia triggered a "flight to quality." Investors sought refuge in U.S. Treasury bonds, driving their prices up. Municipal bonds couldn't keep pace but fared well nonetheless.

LOOKING FORWARD

Nationwide, the past few years have been remarkable. Historically, a strong economy has been accompanied by rising inflation and higher interest rates. The Federal Reserve cut interest rates on September 29 and again on October 15, and the quality and liquidity of bonds are now bigger concerns than inflation. No one can predict exactly where the economy will go or what trends await investors. Whatever the economic environment, however, we believe diligent research can continue to uncover good opportunities.

The turmoil in Asia has already been keenly felt in California's high-tech manufacturing sector, dampening demand for some of the state's exports. Despite Asia's recent economic problems, California has enjoyed an economic boom for several years. This rosy trend has created some attractive investment opportunities. Finding good values in the tax-exempt market requires solid judgment not only about the state's economy and the movement of interest rates, but also about the prospects of the individual projects. In the following pages you'll read about two holdings that highlight the diversity of the fund and illustrate the depth of our research.

We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

October 19, 1998

[Begin Sidebar]
Whatever the economic environment, we believe diligent research can continue to uncover attractive opportunities in the tax-exempt market.
[End Sidebar]

DIGGING FOR GEMS IN THE GOLDEN STATE

[Begin Photo Caption]
Gas-powered cogeneration plants produce inexpensive electricity and can sell one of the byproducts, low-pressure steam, to industrial corporations.
[End Photo Caption]

[Begin Sidebar]
Finding good value in the growing California municipal bond market can be a challenge even for the most careful investor.
[End Sidebar]

The world of municipal bonds keeps getting bigger. More than $1.3 trillion in bonds is currently outstanding in the U.S. tax-exempt market. In California, 60% more tax-exempt debt was issued in the first eight months of calendar 1998 than in the same period last year. On top of that, the world of tax-exempt investments offers everything from highly rated and insured bonds to high-yield bonds with more risk of default but the potential for greater rewards.

Sifting through this myriad of options can be a challenge even for the most careful investor. How do you build a sound, well-balanced portfolio that can reap the potential benefits but avoid the possible pitfalls of this manifold market through good times and bad? We believe the answer is careful research. Every issue in which the fund invests was thoroughly researched before it was added to our portfolio.

The Tax-Exempt Fund of California has a wide range of investments from new to old. We constantly build and rebuild your fund's portfolio. Some bonds are sold, new ones added. Some bonds run their course to maturity, others leave the portfolio early. Bonds can be upgraded or downgraded by rating agencies. As you read on we will take you to Sacramento to tell you about an older holding that was once considered risky and has blossomed to bring rewards, and to San Francisco, where your dollars recently helped build a new kind of retirement community.

MAKING LIGHT OF STEAM

Turning Things Around

The Sacramento Municipal Utility District is using steam to make electricity and shareholders in The Tax-Exempt Fund of California are enjoying the results. In the early 1990s, crippled by a recession, a historic drought that cut its water supply as well as the costly loss of an aging nuclear plant, the utility seemed headed for financial collapse and a takeover by Pacific Gas and Electric. Along came a new general manager, who went to work slashing operating costs and launching a major public relations campaign. A few years later, the utility was financially strong while customers' bills were lower - lower, in fact, than in any other major California city. That's the beginning of this success story.

[Begin Photo Caption]
San Francisco Towers is an attractive new alternative for seniors who want to stay in the city after they retire.
[End Photo Caption]

Tried and True Technology

Part of the plan was to issue bonds for the construction of small, gas-powered cogeneration plants to provide inexpensive electricity. A byproduct of the process is low-pressure steam, which can be sold to local industries. In 1995, the utility decided to build a plant that would provide Procter & Gamble with steam the industrial giant needs in its operations.

Because the bonds were backed only by future revenues, the main risk was that the plant would never be operational. The rating agencies assigned the lowest investment-grade rating to these bonds, which offered attractive yields to compensate investors for the risk they were taking. David Hoag, an analyst for Capital Research and Management Company, the fund's adviser, visited the site and met with its management. He also called a Capital Research equity analyst specializing in utilities and learned not only that cogeneration plants provide a low-cost way to make electricity, but that the gas turbine engines used in the plant are reliable and widely used. "These engines have been tested hundreds and thousands of hours," explains Hoag. A look at the utility's financial statements, which by this time were strong, also instilled confidence.

"Advance Refunding"

With interest rates today much lower than in 1995, the issuer decided to save money by "advance refunding" some of the bonds. When issuers advance refund, they issue new bonds at the lower, current interest rate and use the proceeds to buy Treasury obligations. The Treasuries are put into a trust to repay the old debt. Because repayment of the old bonds is now backed by Treasury bonds, the safest on the market, they currently have a rating of AAA, the highest possible. Bondholders can benefit because the price of the bonds goes up dramatically after such a significant upgrade.

As our experience with the cogeneration bonds shows, research can uncover excellent opportunities among lower investment-grade, higher-yielding issues.

SENIOR LIVING IN SAN FRANCISCO

A New Lifestyle

Retirement isn't what it used to be. Just look at the new wave of retirement housing. Shuffleboard courts are forsaken for computer labs and fitness centers. Home offices replace recreation rooms. With 50,000 boomers a day turning 50 and emptying their nests, a new market is evolving for people who demand a completely different lifestyle from that of their parents.

[Begin Sidebar]

                                                                    The fund's 4.5%

                                                                    tax-exempt

                                                                    distribution rate

                                                   Combined         in August/2/

Your Taxable Income                                Federal &        is equivalent

                                                   California       to a taxable

Single                    Joint                    Tax Rate/1/      distribution rate of:

$18,761 - 25,350          $37,522 - 42,350         20.1%            5.6%

25,351 - 26,045           42,351 - 52,090          32.3             6.7

26,046 - 32,916           52,091 - 65,832          33.8             6.8

32,917 - 61,400           65,833 - 102,300         34.7             6.9

61,401 - 128,100          102,301 - 155,950        37.4             7.2

128,101 - 278,450         155,951 - 278,450        42.0             7.8

Over 278,450              Over 278,450             45.2             8.2


/1/ Based on 1998 federal and 1997 California marginal tax rates. The rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

/2/ The fund's distribution rate in the table is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results.

WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.5% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $152,000 faces a combined federal and California tax rate of 37.4%. In this bracket, the fund's current 4.5% distribution rate would be equivalent to a return on a taxable fixed-income investment of 7.2%.
[End Sidebar]

The new San Francisco Towers, developed by nonprofit Episcopal Homes Foundation, is one of a growing number of life-care communities that provide a rising scale of assistance for those 65 and over, from independent living to nursing care.

San Francisco Towers is a welcome addition for those who don't want to leave the city just because they're getting older. When Vera and Walter Obermeyer started to think about moving into a retirement home, they were afraid they would have to move to another area. "We wanted to stay in San Francisco because two of our children live here," Vera explains. They were happy to find that they could.

A Solid Record

The main risk was that enough people wouldn't move in to San Francisco Towers. Brenda Ellerin, a Capital Research analyst specializing in not-for-profit health care, knew Episcopal Homes Foundation had a dominant market position in Northern California. It owns life-care facilities in Pacific Grove on the Monterey Peninsula, as well as in Santa Rosa and Oakland, all of which Ellerin found well-managed and successful. Additionally, when Ellerin recommended the bonds the Towers were already reserved to 80% capacity.

Bay Area Boom

Ellerin also checked the real estate market in San Francisco. Because people usually sell their homes before moving to a life-care center like San Francisco Towers, a soft market could mean vacancies. Statewide, home prices were up about 11% from a year earlier; San Francisco experienced one of the highest increases. Higher home prices could mean fewer buyers, but with mortgage interest rates hovering around 20-year lows, this wasn't a problem. In fact, the California Economic Review concludes that though home prices are very high in San Francisco, homes are more affordable now than when prices were at similar levels in 1989 because interest rates are so much lower.

San Francisco Towers is a newer holding in your portfolio, and things look good so far. Today, more than 80% of the apartments are occupied. With Ellerin's experience in health care facilities, shareholders in The Tax-Exempt Fund of California can be sure she will continue to diligently monitor developments.

The holdings you've read about in these pages reflect the many facets of your fund's portfolio. As you see, diligent research can uncover attractive investment opportunities in different areas of the California tax-exempt market.

The Tax-Exempt Fund of California
Investment Portfolio, August 31, 1998
                                                                                    Principal  Market
                                                                                      Amount    Value
                                                                                       (000)    (000)
Tax-Exempt Securities Maturing in More than One Year- 94.35%

Educational Fac. Auth., Rev. Bonds (University of San Francisco), Series 1996,         $1,190   $1,334
 MBIA  Insured, 5.70% 2011
Health Fac. Fin. Auth:
Rev. Bonds:
Kaiser Permanente, 1998 Series A, FSA Insured, 5.25% 2011                               1,000    1,065
UCSF-Stanford Health Care, 1998 Series A, AMBAC Insured, 5.00% 2009                     1,000    1,056
Hospital Rev. Bonds:
Downey Community Hospital, Series 1993:
5.20% 2003                                                                              1,000    1,047
5.625% 2008                                                                             1,500    1,592
5.75% 2015                                                                              6,400    6,657
Pacific Presbyterian Medical Center, Insured Variable Rate Demand, 1985 Series B,       3,875    4,229
 6.75% 2015 (Preref. 2002)
St. Joseph Health System Obligated Group, Cert. of Part., 5.50% 2014                    3,000    3,102
Hospital Rev. Ref. Bonds (Saint Francis Memorial Hospital), Series 1993A, 5.75%         1,150    1,271
2005 (Preref. 2003)
Housing Finance Agcy:
Home Mortgage Rev. Bonds:
1991 Series A, 7.35% 2011                                                                 495      526
1997 Series H , MBIA  Insured, 5.50% 2017                                               3,250    3,385
1995 Series K AMT, AMBAC  Insured, 5.55% 2021                                             725      752
Single Family Mortgage Bonds, 1997 Series B-3 AMT, MBIA Insured, 5.10% 2012             1,825    1,852
Single Family Mortgage Rev Bonds:
1998 Series C-4, Class I:
4.90% 2004                                                                              2,695    2,756
5.10% 2007                                                                              1,000    1,024
5.15% 2008                                                                              4,650    4,750
1995 Issue B-2, AMBAC Insured AMT, 5.70% 2007                                           3,045    3,162
1997 Series C-1, Class  III, MBIA Insured, 5.05% 2011                                   5,500    5,700
Maritime Infrastructure Auth., Airport Rev. Bonds (San Diego Unified Port Dist.         2,135    2,224
 Airport Project-Lindbergh Field), Series 1995 AMT, AMBAC Insured 5.00% 2002
Pollution Control Fin. Auth:
Pollution Control Rev. Bonds (Pacific Gas and Electric Co.):
1992 Series B AMT, 6.35% 2009                                                           4,400    4,773
1993 Series B AMT, AMBAC Insured, 5.85% 2023                                            1,000    1,058
Resource Recovery Rev. Bonds, Waste Management Inc. Guarantee Bond, Series A AMT,       1,500    1,622
7.15% 2011
Solid Waste Disposal Ref. Rev. Bonds:
(USA Waste Services, Inc. Project), Series 1998A AMT, 5.10% 2018                        4,020    4,043
(CanFibre of Riverside  Project), Series 1997A AMT, 9.00% 2019                          4,000    4,184
(Keller Canyon Landfill Co. Project), BFI Corp. Guarantee, Series 1992 AMT,             6,200    6,795
6.875% 2027
Public Works Board, Lease Rev. Bonds:
California Community Colleges, 1994 Series  B (Various Community College Projects),     1,000    1,137
 6.75% 2005
Trustees of The California State University (Various University Projects):
1997 Series B, 5.25% 2010                                                               1,500    1,598
1996  Series A, AMBAC Insured, 5.50% 2014                                               3,500    3,730
Dept. of Corrections, State Prison:
Imperial County, 1991 Series A, 6.50%  2017                                             1,000    1,205
Lassen County (Susanville), 1993 Series  D, FSA  Insured, 5.25% 2015                    2,000    2,129
The Regents of the University of California:
(Various University Projects), 1993 Series B, MBIA Insured, 5.50% 2014                  1,500    1,646
1991 Cert. of Part. (UCLA Central Chiller/Cogeneration Facility),                       1,250    1,325
7.00% 2015 (Preref. 1999)
Public Works Board, Lease Rev. Ref. Bonds, 1998 Series A (Library and Courts            1,500    1,640
  Annex Building Complex). 5.50% 2010
Rural Home Mortgage Finance Auth., Single Family Mortgage Rev. Bonds
(Mortgage-Backed Securities Program):
1995 Series B AMT, 7.75% 2026                                                           2,845    3,344
1996 Series A AMT, 7.75% 2027                                                           1,205    1,418
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds ( Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2008                                                          2,000    2,030
Series 1998A-3, MBIA Insured, 5.10% 2010                                                5,000    5,086
Citrus Valley Health Partners, Inc., Cert. of Part., MBIA Insured:
5.50% 2011                                                                              1,000    1,084
5.625% 2012                                                                             1,000    1,094
Hospital Rev. Cert. of  Part., Cedars-Sinai  Medical Center, Series 1992,               3,650    4,210
 6.50% 2012
Rev. Ref. Bonds (Sherman Oaks Project), Series 1998A, AMBAC Insured:
5.00% 2008                                                                              1,000    1,058
5.50% 2009                                                                              2,000    2,195
Sisters of Charity of Leavenworth Health Services Corp., Cert. of Part.,                1,000      984
  Series 1994, 5.00% 2023
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds:
Series O, MBIA Insured, 5.00% 2022                                                      2,000    1,985
Series H, 6.90% 2025 (Preref. 2000)                                                     2,000    2,143
Alameda Public Fin. Auth., 1997 Rev. Bonds (Marina Village Assessment Dist. Bond
 Refinancing):
6.05% 2008                                                                              1,110    1,138
6.125% 2009                                                                             1,340    1,374
6.375% 2014                                                                             1,100    1,133
County of Alameda, 1993 Refunding Cert. of Part. (Santa Rita Jail Project),             1,500    1,625
MBIA Insured,  5.375% 2009
Anaheim Public Fin. Auth., Lease Rev. Bonds, (Anaheim Public Improvement Project),      1,500    1,752
Senior Lease Rev. Bonds, 1997 Series A, FSA Insured, 6.00% 2024
Association of Bay Area Governments, Finance Auth. for Nonprofit Corps.,
 Cert. of  Part.:
American Baptist Homes Foundation, Series 1998, 6.10% 2017                              5,385    5,703
Episcopal Homes Foundation:
Series 1997A, 5.25% 2007                                                                2,760    2,878
Series 1998, 5.00% 2009                                                                 4,600    4,741
Stanford University Hospital, Series 1993:
5.75% 2005 (Escrowed to Maturity)                                                       1,500    1,644
5.50% 2013 (Preref. 2005)                                                               1,240    1,378
Redevelopment Agcy. of the City of Burbank (Golden State Redevelopment  Project),
Tax Allocation Bonds, 1993 Series A:
6.00% 2013                                                                              1,500    1,594
6.00% 2023                                                                              1,000    1,057
Capistrano Unified School Dist., Cert. of Part., Series 1997, 5.20%  2018               2,710    2,740
Central Valley Fin. Auth., Cogeneration Project Rev. Bonds (Carson
 Ice-Gen  Project), Series 1993:
6.00% 2009                                                                              1,000    1,073
6.10% 2013                                                                              3,000    3,346
6.20% 2020                                                                              5,000    5,598
City of Chino Hills, Community Fac. District No. 9 (Rincon Village Area),               1,250    1,266
Special Tax Bonds, Series 1998, 6.45% 2023
City of Commerce, Community Dev. Commission, Redevelopment Project  No. 1,              2,490    2,579
Subordinate Lien Tax Allocation Refunding Bonds, Series 1997 B, 5.50% 2008
Del Mar Race Track Auth., Rev. Ref. Bonds, Series 1996, 6.00% 2001                      1,000    1,032
Delta Counties Home Mortgage Finance Auth., Single Family Mortgage Rev. Bonds             800      810
(Mortgage-Backed Securities Program), 1998 Series A AMT, MBIA Insured, 4.85% 2008
East Bay Regional Park District (Alameda and Contra Costa Counties),                    1,000    1,047
1998 G.O. Refunding Bonds, 5.00% 2010
Foothill/Eastern Transportation Corridor Agency, Toll Road Rev. Bonds,                  2,500    2,729
 Series 1995A, 6.00% 2016
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A of 1995                   3,000    3,172
(Durham Greens Project), 5.40% 2026
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds, MBIA Insured,          1,000    1,033
5.00% 2012
City of Long Beach:
Fin. Auth. Rev. Bonds, Series 1992, AMBAC  Insured, 6.00% 2017                            750      862
Harbor Rev. Bonds, Series 1993 AMT, 5.125% 2018                                         1,000      996
City of Los Angeles:
Community Redevelopment Agcy., Central Business Dist. Redevelopment Project,            4,775    4,903
Tax Allocation Refunding Bonds, Series I, 5.00% 2001
Harbor Dept. Rev. Bonds:
Issue 1996 AMT, 5.50% 2007                                                              3,675    3,998
Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                           1,750    2,273
Issue 1995, Series B AMT, 6.625%  2025                                                  1,000    1,093
Multifamily Housing Rev. Bonds (GNMA Collateralized - Ridgecroft Apartments             2,005    2,126
Project), Series 1997E AMT, 6.125% 2027
Dept. of Water and Power, Electric Plant Rev. Bonds,  Issue of 1990:
7.125% 2030 (Subject to Crossover Refunding 2000)                                       1,000    1,073
7.10% 2031 (Subject to Crossover Refunding 2001)                                        3,000    3,279
County of Los Angeles:
Capital Asset Leasing Corp., Cert of Part. (Marina del Rey), Series A:
6.25% 2003                                                                              4,635    4,902
6.50% 2008                                                                              6,000    6,537
Public Works Fin. Auth., Regional Park and Open Space Dist., Dist.  A,                  3,000    3,245
  Series 1997 A, 5.50% 2011
Transportation Commission, Sales Tax Rev. Bonds, Series 1991-A, 6.75% 2020              1,500    1,653
(Preref. 2001)
Marin Municipal Water Dist. Water Rev. Bonds, Series 1993, 5.65% 2023                   1,000    1,039
Northern California Public Power Agcy., Geothermal Project #3, Special Rev. Bonds,
1993 Refunding Series A:
5.60% 2006                                                                              3,725    4,026
5.65% 2007                                                                              2,000    2,178
Oakland State Building Auth., Lease Rev. Bonds (Elihu M. Harris State Office            2,000    1,989
 Building), 1998 Series A, AMBAC Insured, 5.00% 2023
County of Orange:
Aliso Viejo Special Tax Bonds of Community Fac. Dist. No. 88-1,  Series A of 1992:
7.25% 2008 (Preref. 2002)                                                               1,500    1,720
7.35% 2018 (Preref. 2002)                                                               4,250    4,888
Limited Obligation Improvement Bonds, 1998 Series A, Irvine Coast Assessment Dist.      1,100    1,104
 No. 88-1, 5.25% 2009
Local Transportation Auth., First Senior Fixed-Rate Bonds, MBIA  Insured,               1,500    1,712
 6.00% 2009
Recovery Cert. of Part., 1996 Series A, MBIA Insured, 6.00% 2008                        1,500    1,718
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited
Obligation Refunding Bonds:
5.50% 2004                                                                              1,480    1,528
5.60% 2005                                                                              2,895    2,989
5.70% 2006                                                                              1,200    1,239
City of Pasadena, Cert. of Part. (1990 Capital Improvements Project), 7.00% 2003        1,000    1,083
(Preref. 2000)
Redevelopment Agcy. of the City of Pittsburg, Los Medanos Community Dev.                2,195    2,252
 Project, Tax Allocation Refunding Bonds, AMBAC Insured, Series 1993A, 5.25% 2015
Pleasanton Joint Powers Fin. Auth., Reassessment Rev. Bonds, 1993 Series A:
5.70% 2001                                                                              3,730    3,903
6.15% 2012                                                                              1,780    1,921
Community Fac. District No. 88-1 of the City of Poway (Parkway Business Centre),
Special Tax Refunding Bonds, Series 1998:
5.30% 2005                                                                              1,225    1,230
6.25% 2007                                                                              2,050    2,179
6.50% 2008                                                                              2,000    2,170
6.50% 2009                                                                              1,320    1,433
6.50% 2010                                                                              1,000    1,088
Redding Joint Powers Fin. Auth., Solid Waste and Corp. Yard  Rev. Bonds, 1993           3,000    2,943
Series A, 5.00% 2018
Sacramento City Fin. Auth., 1991 Rev. Bonds, 6.80% 2020  (Preref. 2001)                 5,500    6,119
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds:
(Campbell Soup Project), 1995 Series:
6.00% 2003                                                                              1,500    1,623
6.50% 2005                                                                              1,100    1,237
(Procter & Gamble Project), 1995 Series:
7.00% 2005                                                                              1,700    1,965
6.375% 2010                                                                             3,500    3,956
6.50% 2014                                                                              1,000    1,162
6.50% 2021                                                                              4,000    4,650
Sacramento Municipal Utility Dist., Electric Rev. Bonds, 1997 Series K,                 2,500    2,782
 AMBAC  Insured, 5.70% 2017
County of Sacramento:
Laguna Creek Ranch/Elliott Ranch Community Fac. Dist. No.1, Improvement Area No.2
Special Tax Refunding Bonds (Elliot Ranch):
6.00% 2012                                                                                880      923
6.10% 2013                                                                                665      701
6.30% 2021                                                                                500      527
Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed Securities Program),            1,500    2,258
Issue A of 1987 AMT, 9.00% 2019 (Escrowed to Maturity)
City of San Bernardino, SCH Health Care System Rev. Bonds, (Sisters of Charity of       1,000    1,107
 the Incarnate Word Houston,Texas) Series 1991A, 7.00% 2021 (Preref. 2001)
County of San Bernardino Housing Auth., Multifamily Housing Rev. Bonds                  2,090    2,125
(Fannie Mae Program - Villa Serena Project), Series 1985, 4.95% 2007
City of San Diego/MTDB Auth. (San Diego Old Town Light Rail Transit Extension),         1,500    1,529
1993 Lease Rev. Bonds, 5.375% 2023
County of San Diego:
Cert. of Part. (Sharp Healthcare Obligated Group), MBIA Insured, 5.25% 2007             1,515    1,634
Poway Unified School Dist., Community Fac. Dist. No. 1, Series 1998
 Special Tax Bonds, MBIA Insured:
5.00% 2009                                                                              2,000    2,118
5.00% 2010                                                                              1,000    1,052
Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation Improvement Bonds:
5.90% 2007                                                                              1,435    1,483
5.90% 2008                                                                              1,000    1,033
City and County of San Francisco:
Port Commission Rev. Ref. Bonds, Series 1994,  5.90% 2009                               1,500    1,605
Redevelopment Agcy., Residential Facility Rev. Bonds (Coventry Park Project),           5,000    5,641
 Series 1996A AMT, 8.50% 2026
County of San Joaquin, Cert. of Part. (1993 General Hospital Project), 6.625% 2020      2,235    2,454
San Joaquin Hills Transportation Corridor Agcy. Senior Lien Toll Road Rev. Bonds,       1,500    1,703
 6.75% 2032 (Preref. 2003)
Redevelopment Agcy. of the City of San Jose, Multifamily Housing Rev. Bonds
 (GNMA Collateralized-The Miraido Village), Series 1997A AMT:
5.30% 2012                                                                              1,000    1,027
5.65% 2022                                                                              1,500    1,547
San Marcos Public Fac. Auth., Ref. Rev. Bonds, Series 1998, 5.50% 2010                  4,295    4,301
Santa Ana Fin. Auth.:
Police Administration and Holding Facility Lease Rev. Bonds,  MBIA Insured, Series      1,000    1,185
1994A, 6.25% 2019
Ref. Rev. Bonds, 1998 Series A (City of Santa Ana and South Harbor Boulevard/           1,595    1,691
Fairview Street Redevelopment Projects), MBIA Insured, 5.00% 2008
City of Santa Clara, Subordinated Electric Rev. Ref. Bonds, Series 1998 A, AMBAC        2,885    3,075
Insured, 5.25% 2012
Santa Clara County Fin. Auth., Lease Rev. Bonds (VMC Facility Replacement Project),     2,200    2,853
 AMBAC Insured, 1994 Series A, 7.75% 2009
Shafter Joint Powers Finance Auth., Lease Rev. Bonds, 1997 Series A,
(Community Correctional Facility Acquisition Project):
5.50% 2006                                                                              1,535    1,645
5.95% 2011                                                                              1,700    1,856
South Orange County, Public Fin. Auth., Special Tax Rev. Bonds, Series B
(Junior Lien Bonds):
6.55% 2002                                                                              1,565    1,596
6.85% 2005                                                                              2,715    2,769
South Tahoe Joint Powers Fin. Auth. Ref. Rev. Bonds, (South Tahoe                       3,250    3,506
Redevelopment Project Area No. 1), 1995 Series B, 6.250% 2020
Southern California Home Fin. Auth., Single Family Mortgage Rev. Bonds                  1,060    1,120
(GNMA and FNMA Mortgage-Backed Securities Program), 1992 Series A AMT, 6.75% 2022
Stanislaus Waste-To-Energy Finance Agcy., Solid Waste Facility Ref. Rev.                1,105    1,168
 Cert. (Ogden Martin Systems of Stanislaus, Inc. Project), Series 1990, 7.625% 2010
City of Stockton:
Mello-Roos Rev. Bonds, Series 1997A, Community Fac. Dist., No. 90-2
(Brookside Estates):
5.50% 2005                                                                              1,560    1,611
5.75% 2008                                                                              1,840    1,920
5.95% 2010                                                                              1,000    1,049
Public Fin. Auth., Cert. of Part. (Wastewater System Project), 1998 Series A,           1,060    1,134
MBIA Insured, 5.125% 2009
Community Fac. District No. 88-12 of the City of Temecula (Ynez Corridor),
 Special Tax Refunding Bonds, 1998 Series A:
5.20% 2007                                                                                850      854
5.25% 2008                                                                                745      749
Virgin Islands Public Finance Auth., Rev. Ref. Bonds (Virgin Islands Matching
Fund Loan Notes):
Series 1998 C Bonds, 5.50% 2008                                                         1,000    1,069
Series 1998 A, 5.20% 2010                                                               1,000    1,033
City of West Sacramento, Limited Obligation Refunding Improvement Bonds,                  500      499
 Reassessment Dist. of 1998, 5.20% 2008
                                                                                               ------
                                                                                               337,358
                                                                                               ------
Tax-Exempt Securities Maturing in One Year or Less - 4.28%
State Health Fac. Fin. Auth., Variable Rate Rev. Bonds:
St. Joseph Health System, Series 1991B, 3.15% 2009*                                     1,000    1,000
Sutter Health, Series 1990B, 3.15% 2020*                                                2,400    2,400
Los Angeles County Metropolitan Transportation Auth., Proposition C Sales Tax           9,800    9,896
 Rev. Ref. Bonds, Second Senior Bonds, Series 1998-A, AMBAC Insured, 4.50% 6/30/99
County of Marin, 1998-99 Tax and Rev. Anticipation Notes, 4.50% 6/30/99                 2,000    2,020
                                                                                               ------
                                                                                                15,316
                                                                                               ------
TOTAL TAX-EXEMPT SECURITIES (cost:  $329,995,000)                                              352,674
Excess of cash and receivables over payables                                                     4,880
                                                                                               ------
NET ASSETS                                                                                    $357,554
                                                                                              =======
*Coupon rate changes periodically.

See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at August 31, 1998     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $329,995)                                                 $352,674
 Cash                                                                                        135
 Receivables for--
  Sales of fund's shares                                        $    1,923
  Accrued interest                                                   4,772                 6,695
                                                           ---------------       ---------------
                                                                                         359,504
Liabilities:
 Payables for--
  Purchases of investments                                               0
  Repurchases of fund's shares                                         998
  Dividends payable                                                    636
  Management services                                                  113
  Accrued expenses                                                     203                 1,950
                                                           ---------------       ---------------
Net Assets at August 31, 1998--
 Equivalent to $16.60 per share on
 21,545,341 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                            $357,554
                                                                                       =========



Statement of Operations
for the year ended August 31, 1998
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                      $17,825

 Expenses:
  Management services fee                                           $1,262
  Distribution expenses                                                742
  Transfer agent fee                                                    68
  Reports to shareholders                                               64
  Registration statement and prospectus                                 14
  Postage, stationery and supplies                                      26
  Trustees' fees                                                        18
  Auditing and legal fees                                               39
  Custodian fee                                                          1
  Taxes other than federal income tax                                    5
  Other expenses                                                        32                 2,271
                                                           ---------------       ---------------
   Net investment income                                                                  15,554
                                                                                 ---------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                         5,345
 Net unrealized appreciation:
  Beginning of year                                                 19,054
  End of year                                                       22,679
                                                           ---------------
   Net increase in unrealized appreciation                                                 3,625
                                                                                 ---------------
   Net realized gain and increase in
    unrealized appreciation on investments                                                 8,970
                                                                                 ---------------
Net Increase in Net Assets Resulting
 from Operations                                                                         $24,524
                                                                                       =========
See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)
                                                      Year ended August 31
                                                                      1998                  1997
                                                                 ---------             ---------
Operations:
 Net investment income                                           $  15,554             $  13,818
 Net realized gain on investments                                    5,345                 1,397
 Net change in unrealized appreciation
  on investments                                                     3,625                 7,301
                                                        ------------------    ------------------
   Net increase in net assets
    resulting from operations                                       24,524                22,516
                                                        ------------------    ------------------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income                        (15,589)              (13,821)
  Distributions from net realized gain
   on investments                                                   (1,580)               (1,382)
                                                        ------------------    ------------------
   Total dividends and distributions                               (17,169)              (15,203)
                                                        ------------------    ------------------

Capital Share Transactions:
 Proceeds from shares sold:
  6,096,025 and 3,438,562
  shares, respectively                                              99,998                55,139
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  581,317 and 535,942 shares, respectively                           9,526                 8,594
 Cost of shares repurchased:
  2,957,515 and 2,150,063 shares,
  respectively                                                     (48,491)              (34,412)
                                                        ------------------     -----------------
  Net increase in net assets
   resulting from capital share transactions                        61,033                29,321
                                                        ------------------     -----------------
Total Increase in Net Assets                                        68,388                36,634
Net Assets:
 Beginning of year                                                 289,166               252,532
                                                        ------------------    ------------------
 End of year                                                      $357,554              $289,166
                                                               ===========           ===========

See Notes to Financial Statements

Notes to Financial Statements

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

          Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

          As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after the determination of the fund's net investment income and paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $22,679,000, of which $22,771,000 related to appreciated securities and $92,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $329,995,000 at August 31, 1998.

3. The fee of $1,262,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1998, distribution expenses under the Plan were $742,000. As of August 31, 1998, accrued and unpaid distribution expenses were $140,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $68,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $183,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $33,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated undistributed net realized gain on investments was $5,073,000 and paid-in capital was $329,800,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $135,743,000 and $85,922,000, respectively, during the year ended August 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,000 was paid by these credits rather than in cash.

Per-Share Data and Ratios


                                            Year endedAugust 31
                                 1998       1997      1996    1995     1994

Net Asset Value, Beginning
 of Year                             $16.22    $15.78  $15.74 $15.40 $16.30
                                 -------------------- ------- --------------
Income from Investment
 Operations:
 Net investment income                  .79       .83     .84    .86    .84
 Net realized and
  unrealized gain
  (loss) on investments                 .47       .53     .04    .34   (.84)
                                 -------------------- ------- --------------
  Total income from
   investment operations               1.26      1.36     .88   1.20    -
                                 -------------------- ------- --------------
Less Distributions:
 Dividends from net
  investment income                    (.80)     (.83)   (.84)  (.86)  (.84)
 Distributions from net
  realized gains                       (.08)     (.09)   -       -     (.06)
                                 -------------------- ------- --------------
  Total distributions                  (.88)     (.92)   (.84)  (.86)  (.90)
                                 -------------------- ------- --------------
Net Asset Value, End of Year         $16.60    $16.22  $15.78 $15.74 $15.40
                                 ==================== ======= ==============

Total Return*                    7.98%        8.80%     5.65%   8.16%  0.13%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                         $358      $289    $253   $233   $226
Ratio of expenses to average
 net assets                      .71%          .72%      .73%    .73%   .71%
Ratio of net income to
 average net assets              4.83%        5.15%     5.25%   5.65%  5.28%
Portfolio turnover rate          27.78%       15.68%   27.60%  41.36% 15.08%



*Excludes maximum sales charge of 4.75%.

Independent Auditors' Report

To the Board of Trustees of The American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund of California:

     We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-- The Tax-Exempt Fund of California (the "fund"), including the investment portfolio, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Los Angeles, California

September 30, 1998

Tax Information (unaudited)

During the fiscal year ended August 31, 1998, the fund paid 79.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, 0.2 cents per share of ordinary income, and a long-term capital gain of 7.9 cents per share, of which 6.0 cents were 28% rate gains.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

Printed on recycled paper

Litho in USA KBDA/L/3927
Lit. No. TEFCA-011-1098
45024/15024

[The American Funds Group(R)]

The Tax-Exempt Fund of California

Board of Trustees

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

Don R. Conlan
South Pasadena, California
President (retired), The Capital Group Companies, Inc.

Diane C. Creel
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

Martin Fenton, Jr.
San Diego, California
Chairman of the Board, Senior Resource
Group, Inc. (senior living centers
management)

Leonard R. Fuller
Marina del Rey, California
President, Fuller Consulting
(management consultants)

Abner D. Goldstine
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and
Management Company

Herbert Hoover III
San Marino, California
Private investor

Richard G. Newman
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

Peter C. Valli retired from the Board of Trustees effective March 17, 1998. He had been a Trustee of the fund since
1991. The Trustees thank him for his
many contributions to the fund.

Other Officers

Neil L. Langberg
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management
Group, Capital Research and
Management Company

Michael J. Downer
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

Anthony W. Hynes, Jr.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

Kimberly S. Verdick
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

Todd L. Miller
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

Offices of the fund and of the
investment adviser, Capital Research
and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent auditors
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT
OR ANY OF THE FUND'S SERVICES, PLEASE
CONTACT YOUR FINANCIAL ADVISER. YOU
MAY ALSO CALL AMERICAN FUNDS SERVICE
COMPANY, TOLL-FREE, AT 800/421-0180
OR VISIT WWW.AMERICANFUNDS.COM ON
THE WORLD WIDE WEB.

This report is for the information of
shareholders of The Tax-Exempt Fund of
California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group
Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000 The fund's key service providers, Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent, are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.